Exhibit 10.1

COMMON STOCK EXCHANGE AGREEMENT

COMMON STOCK EXCHANGE AGREEMENT (the “Agreement”) entered into as of the 3rd day of April, 2006, by and among Splinternet Holdings, Inc., a Delaware corporation with an address at 535 Connecticut Avenue, Norwalk, Connecticut 06854 (the “Company”), Splinternet Communications, Inc., a Connecticut corporation with an address at 535 Connecticut Avenue, Norwalk, Connecticut 06854 (“Communications”) and the individuals and entities listed on Schedule A attached hereto and made a part hereof (each such individual and entity being referred to herein individually as a “Stockholder” and collectively as the “Stockholders”). The Company, Communications and the Stockholders are referred to herein collectively as a “Party” or the “Parties.”

WHEREAS, the Stockholders own or have the right to acquire, in the aggregate, 100% of the issued and outstanding common stock, par value $.001 per share (the “Subsidiary Common Stock”), of Communications; and

WHEREAS, the board of directors of Communications deems it to be in the best interests of Communications to establish a holding company to own all of the issued and outstanding shares of Communications and the Stockholders to own all of the issued and outstanding shares of common stock of such holding company; and

WHEREAS, the Company was created to act as such holding company; and

WHEREAS, the share exchange between the Company and the Stockholders shall be effected by the terms of this Agreement through a transaction in which the Stockholders will exchange shares of the Subsidiary Common Stock owned by them (or rights to purchase such shares) for shares (or rights to purchase such shares) of the common stock, par value $.001 per share, of the Company (the “Common Stock”), and the Stockholders shall become stockholders of or have the right to purchase shares of the Company (the “Share Exchange” and, together with the other transactions contemplated by this Agreement, the “Transaction”); and

WHEREAS, the Stockholders desires to acquire, and the Company desires to exchange, an aggregate of 53,500,500 shares of Common Stock (the “Exchange Shares”) in exchange for the 214,002 shares of Subsidiary Common Stock currently issued and outstanding (including any shares of Subsidiary Common Stock for which any Stockholder currently holds a warrant to purchase), all upon the terms and conditions hereof; and

WHEREAS, the Parties desire to make certain covenants, representations, warranties and agreements in connection with the Share Exchange; and

WHEREAS, for Federal income tax purposes, it is intended that the Share Exchange shall qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Company, Communications and the Stockholders hereby agree as follows:

SECTION 1: EXCHANGE OF THE SHARES

1.1 Sale and Purchase. At the Closing, and subject to and upon the terms and conditions of this Agreement and in accordance with the Delaware General Corporation Law, as amended (the “DGCL”) and the Connecticut Business Corporation Act (the “CBCA”), the Stockholders agree to sell, transfer and assign to the Company, and the Company agrees to purchase from the Stockholders, all of the shares of Subsidiary Common Stock owned by the Stockholders (or which such Stockholders have the right to acquire), as set forth on Schedule A attached hereto. As of Closing, the Subsidiary Common Stock shall constitute all of the issued and outstanding shares of Communications on a fully diluted basis. The sale and purchase of the Subsidiary Common Stock contemplated hereunder shall be referred to herein as the “Transaction”. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), Subsidiary Common Stock shall be exchanged for the Exchange Shares and Communications shall be a wholly-owned subsidiary of the Company.

1.2 Purchase Price. The aggregate purchase price for the Subsidiary Common Stock (“Purchase Price”) shall be Fifty Three Million Five Hundred Thousand Five Hundred (53,500,500) shares of Common Stock. Each share of Subsidiary Common Stock owned by each Stockholder shall be exchanged for Two Hundred Fifty (250) Exchange Shares. Any warrant, option or similar right held by any party to purchase a share of Subsidiary Common Stock shall be exchanged for a substantially identical right to purchase Two Hundred Fifty (250) Exchange Shares pursuant to warrants in the form annexed hereto.

1.3 Closing. The closing of the Transaction (the “Closing”) shall take place at the offices of Feldman Weinstein LLP, 420 Lexington Avenue, Suite 2620, New York, New York 10170 at a time and date which shall be no later than the third business day after the satisfaction or waiver of the conditions set forth herein, or at such other time, date and location as the Parties agree in writing (the “Closing Date”).

1.4 Delivery at Closing. At the Closing, the Company will deliver to each Stockholder a stock certificate registered in such Stockholder’s name, representing the number of Exchange Shares to be purchased by each Stockholder hereunder, against payment of the Purchase Price.

1.5 Allocation of Exchange Shares. At the Closing, the Exchange Shares shall be issued to the respective Stockholders in proportion to their respective ownership of Subsidiary Common Stock as set forth on Schedule A attached hereto and Stockholders holding warrants to purchase Subsidiary Common Stock shall be issued warrants to purchase Exchange Shares.

1.6 Delivery of Certificates Representing the Shares. At Closing, the Stockholders shall deliver the certificate(s) representing the Subsidiary Common Stock, or certificates representing the right to acquire Subsidiary Common Stock, as applicable, duly endorsed to the Company or accompanied by stock powers duly endorsed to the Company, with medallion signature guarantees, or other similar confirmations as the Company may agree to, and with (i) all such other documents as may be required to vest in the Company good and marketable title to all shares of Subsidiary Common Stock free and clear of any and all liens, claims, charges, encumbrances, pledges, mortgages, security interests, options, rights to acquire, proxies, voting trusts or similar agreements, restrictions on transfer or adverse claims of any nature whatsoever (“Liens”) and (ii) all necessary stock transfer and any other required documentary stamps. The Company shall recognize and record the transfers described in this Section on its transfer books.

1.7 Issuance of Certificates Representing Common Stock. At Closing, the Company shall cause the Exchange Shares to be issued to the Stockholders as provided herein. The Exchange Shares, when issued, shall be restricted shares and may not be sold, transferred or otherwise disposed of by the Stockholders without registration under the Securities Act of 1933, as amended ("Securities Act") or an available exemption from registration under the Securities Act. The certificates representing the Exchange Shares will contain the appropriate restrictive legends. The Company shall cause [ ] (the “Transfer Agent”) to recognize and record the issuances described in this Section on its transfer books, and the Company shall issue appropriate stop-transfer instructions to the Transfer Agent with respect to the Exchange Shares.

1.8 Tax Consequences. It is intended by the parties hereto that the Transaction shall constitute a reorganization within the meaning of Section 368 of the Code. The parties hereto adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the regulations promulgated under the Code.

1.9 Taking of Necessary Action; Further Action. If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Company with full right, title and possession to the shares of Subsidiary Common Stock, the Stockholders will take all such lawful and necessary action.

SECTION 2: REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

The Stockholders hereby represent and warrant to the Company, severally and not jointly, as follows:

2.1 Transfer of Shares. Neither the Exchange Shares nor any warrants to purchase Exchange Shares received hereunder have been registered under the Securities Act and cannot be sold or otherwise transferred without an effective registration or an exemption therefrom.

2.2 Experience. The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision. The undersigned has adequate means of providing for the undersigned's current needs and possible future contingencies and the undersigned has no need, and anticipates no need in the foreseeable future, to sell the Exchange Shares, or the warrant exercisable for Exchange Shares, for which the undersigned subscribes. The undersigned is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, the undersigned is able to hold the Exchange Shares, or the warrant exercisable for Exchange Shares, for an indefinite period of time and has sufficient net worth to sustain a loss of the undersigned's entire investment in the Company in the event such loss should occur. Except as otherwise indicated herein, the undersigned is the sole party in interest as to its investment in the Company, and it is acquiring the Exchange Shares, or the warrant exercisable for Exchange Shares, solely for investment for the undersigned's own account and has no present agreement, understanding or arrangement to subdivide, sell, assign, transfer or otherwise dispose of all or any part of the Exchange Shares subscribed for to any other person.

2.3 Investment; Access to Data. The undersigned has carefully reviewed and understands the risks of, and other considerations relating to, a purchase of the Common Stock and an investment in the Company. The undersigned has been furnished materials relating to the Company, the private placement of the Common Stock or anything else that it has requested and has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the Transactions and obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense. Representatives of the Company have answered all inquiries that the undersigned has made of them concerning the Company, or any other matters relating to the formation and operation of the Company and the offering and sale of the Exchange Shares.  The undersigned has not been furnished any offering literature other than the materials that the Company may have provided at the request of the undersigned; and the undersigned has relied only on such information furnished or made available to the undersigned by the Company as described in this Section. The undersigned is acquiring the Exchange Shares for investment for the undersigned's own account, not as a nominee or agent and not with the view to, or for resale in connection with, any distribution thereof.

2.4 Authorization. (a) This Agreement, upon execution and delivery thereof, will be a valid and binding obligation of Stockholder, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally.

(b) The execution, delivery and performance by Stockholder of this Agreement and compliance therewith and the purchase and sale of the Exchange Shares will not result in a violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or Federal law to which Stockholder is subject, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Stockholder is a party or by which the undersigned Stockholder is bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Stockholder pursuant to any such term.

2.5 Accredited Investor. Stockholder is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.

SECTION 3: MISCELLANEOUS

3.1  Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to conflicts of laws principles thereof.

3.2 Survival. The terms, conditions and agreements made herein shall survive the Closing.

3.3 Submission to Jurisdiction. Each of the Parties (a) consents to submit itself to the personal jurisdiction of any court sitting in the State of Delaware, in any action or proceeding arising out of or relating to this Agreement or any Transaction, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any Transaction in any other court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any Party may make service on another Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices as set forth herein. Nothing in this Section, however, shall affect the right of any Party to serve legal process in any other manner permitted by law.

3.4 Waiver of Jury Trial. EACH OF THE COMPANY, COMMUNICATIONS AND THE STOCKHOLDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS OR THE ACTIONS OF THE COMPANY, COMMUNICATIONS OR ANY STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

3.5 Assignment; Binding Upon Successors and Assigns. No Party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other Parties hereto. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

3.6 Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties hereto so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

3.7 Expenses. Each Party will bear its respective expenses and legal fees incurred with respect to this Agreement, and the transactions contemplated hereby.

3.8 Notices. All notices and other communications required or permitted under this Agreement will be in writing and will be either hand delivered in person, sent by telecopier, sent by certified or registered first class mail, postage pre-paid, or sent by nationally recognized express courier service. Such notices and other communications will be effective upon receipt if hand delivered or sent by telecopier, five (5) days after mailing if sent by mail, and one (1) day after dispatch if sent by express overnight courier, to the addresses set forth above, with respect to the Company and Communications, or if to any Stockholder, to the address for such Stockholder as set forth in the current records of Communications.

3.9 Entire Agreement. This Agreement (including the documents referred to herein) and the exhibits and schedules hereto constitute the entire understanding and agreement of the Parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the Parties with respect hereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Agreement nor any uncertainty or ambiguity herein will be construed or resolved against any Party, whether under any rule of construction or otherwise. None of the Parties hereto shall be considered the draftsman. The Parties acknowledge and agree that this Agreement has been reviewed, negotiated and accepted by all Parties and their attorneys, and will be construed and interpreted according to the ordinary meaning of the words used so to fairly accomplish the purposes and intentions of the Parties.

3.10 Amendment. The Parties may mutually amend any provision of this Agreement at any time prior to Closing. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties.

3.11 Extension; Waiver. The Parties may, at any time prior to the Closing Date, (i) extend the time for the performance of any of the obligations or other acts of the other Parties hereto; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto; or (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of any Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party against which the waiver is sought to be enforced. No waiver by any Party with respect to any default, misrepresentation or breach of warranty or covenant hereunder shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

3.12 Counterparts and Facsimile Signature. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original. This Agreement may be executed by facsimile signature.

3.13 Descriptive Headings. The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

3.14 No Third Party Beneficiaries. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the Parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

3.15 Specific Performance. The Parties acknowledge that if any of the Parties refuse to perform under the provisions of this Agreement, monetary damages alone will not be adequate to compensate the other Parties to this Agreement. Each Party shall therefore be entitled, in addition to any other remedies that may be available, to obtain specific performance of the terms of this Agreement. If any action is brought by a Party to enforce this Agreement, each other Party shall waive the defense that there is an adequate remedy at law. In the event of a default by any Party to this Agreement which results in the filing of a lawsuit for damages, specific performance, or other remedies, each non-defaulting Party shall be entitled to joint and several reimbursement from the defaulting Parties of all reasonable legal fees and expenses incurred by the non-defaulting Parties.

3.16 Drafting Ambiguities. When a reference is made in this Agreement to an Article, Section, Exhibit, Schedule or Appendix, such reference shall be to an Article or Section of, or an Exhibit, Schedule or Appendix to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

SPLINTERNET HOLDINGS, INC. By: /s/ James C. Ackerly Name: James C. Ackerly Title: President

[STOCKHOLDER SIGNATURE PAGES FOLLOW]

STOCKHOLDER SIGNATURE PAGE FOR THE COMMON STOCK EXCHANGE AGREEMENT BY AND AMONG SPLINTERNET HOLDINGS, INC., SPLINTERNET COMMUNICATIONS, INC. AND THE STOCKHOLDERS LISTED ON SCHEDULE A ATTACHED HERETO

/s/ James C. Ackerly
James C. Ackerly

/s/ Mary M. Ackerly
Mary M. Ackerly

/s/ Russ Adams
Russ Adams

/s/ Eddie E. Ballard
Eddie E. Ballard

/s/ Marcia T. Balter
Marcia T. Balter

/s/ Mike Barbis
Mike Barbis

/s/ Greg Bauer
Greg Bauer

/s/ Glenn Bayer
Glenn Bayer

/s/ Joanne L. Bayer
Joanne L. Bayer

/s/ Robert Beckler
Robert Beckler

/s/ Susan Beckler
Susan Beckler

/s/ William Beslow
William Beslow

/s/ Dennis Bowlby
Dennis P. Bowlby

/s/ Harry L. Bush
Harry L. Bush

/s/ Deborah Butler
Deborah Butler

/s/ Fitzroy Campbell
Fitzroy Campbell

/s/ Scott Candler
Scott Candler

/s/ Michael H. Clark
Michael H. Clark

/s/ Mac Cloves
Mac Cloyes

/s/ Marley Cloves
Marley Cloyes

/s/ Elizabeth Cockrell
Elizabeth Cockrell

/s/ Jack Cowles
Jack Cowles

/s/ Louis J. Domjan
Louis J. Domjan

/s/ Linda Dunham
Linda Dunham

/s/ Scott Edwards
Scott Edwards

/s/ Jim Ehlers
Jim Ehlers

/s/ Mark Eichhorn
Mark Eichhorn

/s/ Dwight Evans
Dwight Evans

/s/ Kurt Feuerman
Kurt Feuerman

/s/ Michael E. Flannigan
Michael E. Flannigan

/s/ Thomas M. Flohr
Thomas M. Flohr

/s/ Charles Forbes
Charles Forbes

/s/ David J. Friedman
David J. Friedman

/s/ Adriel Gaines
Adriel Gaines

/s/ Heidi Gaines
Heidi Gaines

/s/ John Giacchi
John Giacchi

/s/ John M. Gould
John M. Gould

/s/ Robert Grenley
Rob Grenley

/s/ Abigail L. Grenley
Abigail L. Grenley

/s/ David L. Griffin
David L. Griffin

/s/ Beth Hopkins
Beth Hopkins

/s/ Phillip R. Jones
Phillip R. Jones

/s/ Tim Jones
Tim Jones

/s/ Joel Jonzcyk
Joel Jonzcyk

/s/ Saul Kaminsky
Saul Kaminsky

/s/ Richard Lauritzen
Richard Lauritzen

/s/ Dirk Leasure
Dirk Leasure

/s/ Veronica Lubczenko
Veronica Lubczenko

/s/ Lennard Manke
Lennard Manke

/s/ Peter Mark
Peter Mark

/s/ Allan J. Messler
Allan J. Messler

/s/ Michael H. Monier
Michael H. Monier

/s/ Chad Moore
Chad Moore

/s/ Keith Mukhar
Keith Mukhar

/s/ Amy Curran
Amy Curran

/s/ David S. Nelson
David S. Nelson

/s/ Todd Pam
Todd Pam

/s/ McKay Pearson
McKay Pearson

/s/ Michael J. Radford
Michael J. Radford

/s/ Richard S. Rankin
Richard S. Rankin

/s/ Edmund L. Resor
Edmund L. Resor

/s/ Dr. John Roglieri
Dr. John Roglieri

/s/ Michael W. Rowe
Michael W. Rowe

/s/ Boris Said
Boris Said

/s/ Anthony Scorpio
Anthony Scorpio

/s/ Robert Shea
Robert Shea

/s/ Scott Singer
Scott Singer

/s/ Michael Sirkus
Michael Sirkus

/s/ Adele Smiles
Adele Smiles

/s/ Leland Snyder
Leland Snyder

/s/ William Taylor
William Taylor

/s/ Marissa Thompson
Marissa Thompson

/s/ Troy Turner
Troy Turner

/s/ Gerald Utley
Gerald Utley

/s/ Christopher Walker
Christopher Walker

/s/ Wade Weathers
Wade Weathers

/s/ Fred Wedeberg
Fred Wedeberg

/s/ James Wilbur
James Wilbur

/s/ Robert Yamamoto
Robert Yamamoto

/s/ Nino Zahrastnik
Nino Zahrastnik

THE MOUNTAIN VIEW TRUST

By: /s/ Steven Cloyes
Name: Steven Cloyes
Title: Trustee

ATHENEUM CAPITAL

By: /s/ Richard Rankin
Name: Richard Rankin
Title: Managing Partner

WILLIAM P. BINGHAM, SR. LIVING TRUST

By: /s/ William P. Bingham, Sr
Name: William P. Bingham, Sr
Title: Trustee

WALKER FAMILY TRUST

By: /s/ Christopher Walker
Name: Christopher Walker
Title: Trustee

SPLINTERNET91 TRUST

By: /s/ Mary M. Ackerly
Name: Mary M. Ackerly
Title: Trustee

THE DELRAY TRUST

By: /s/ Raymond Bradley
Name: Raymond Bradley
Title: Trustee

BEAVER, LLC

By: /s/ Robert Jones
Name: Robert Jones
Title: Managing Member

MABLE TRUST

By: /s/ Robert Manogue
Name: Robert Manogue
Title: Trustee

SPLINTERNET88 TRUST

By: /s/ Mary M. Ackerly
Name: Mary M. Ackerly
Title: Trustee

PO BOYS TRUST

By: /s/ Thomas Fischetti
Name: Thomas Fischetti
Title: Trustee

IRVING J. AND LOIS J. HALL TRUST

By: /s/ Lois J. Hall
Name: Lois J. Hall
Title: Trustee

By: /s/ Irving J. Hall
Name: Irving J. Hall
Title: Trustee